UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

Scilex Holding Company (the “Company”) is providing certain preliminary unaudited financial results for the one month ended September 30, 2023 and year-to-date as of September 30, 2023, based on currently available information. The Company’s independent auditor has not reviewed or audited these preliminary estimated financial results. The Company’s actual results may differ materially from these preliminary financial results, and may be outside the estimated ranges. This preliminary financial data has been prepared by and is the responsibility of the Company. The Company has not fully completed its review of these preliminary financial results for the one month ended September 30, 2023 and year-to-date as of September 30, 2023.

The Company estimates that:

•

ZTlido gross sales for September 2023 were in the range of $12.0 million to $13.0 million with year-to-date through September 2023 in the range of $100.0 million to $102.0 million, compared to $64.8 million for year-to-date September 2022, representing growth in the range of 54% to 57%. Full year gross sales for ZTlido in 2022 were 96.0 million.

•

ZTlido net sales for September 2023 were in the range of $3.5 million to $4.0 million with year-to-date through September 2023 in the range of $31.5 million to $33.7 million, compared to $26.1 million for year-to-date September 2022, representing growth in the range of 21% to 29%. Full year net sales for ZTlido in 2022 were 38.0 million.

•

Total product gross sales for September 2023 were in the range of $12.5 million to $13.6 million with year-to-date through September 2023 in the range of $102.5 million to $105.0 million, compared to $64.8 million for year-to-date September 2022, representing growth in the range of 58% to 62%.

•

Total product net sales for September 2023 were in the range of $3.5 million to $4.1 million with year-to-date through September 2023 in the range of $31.5 million to $33.9 million, compared to $26.1 million for year-to-date September 2022, representing growth in the range of 21% to 30%.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: October 2, 2023

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